UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4520

Waddell & Reed Advisors Global Bond Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

      SEPTEMBER 30, 2004

Waddell & Reed Advisors Global Bond Fund

CONTENTS

3	President's Letter
5	Managers' Discussion
9	Illustration of Fund Expenses
11	Portfolio Highlights
13	Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Income Tax Information
39	Directors and Officers
44	Annual Privacy Notice
45	Proxy Voting Information
46	Quarterly Portfolio Schedule Information
46	Householding Notice
46	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current Waddell & Reed Advisors Global Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter

      September 30, 2004

DEAR SHAREHOLDER:

The 12-month period ended September 30, 2004 offered positive results for most investors. The last calendar quarter of 2003 showed exceptionally strong economic and market gains, while most of 2004 yielded considerably more restrained performance. Overall stock market returns were still substantial, with the S&P 500 returning 13.87 percent for the 12-month period. Bonds also showed positive performance during the period, with the Lehman Brothers U.S. Credit Index returning 4.43 percent for the 12 months.

Ups and Downs in a Year of Contrasts

A flurry of activity sent the economy and market spiraling upward in the last quarter of 2003. The Jobs and Growth Tax Relief Reconciliation Act accelerated income tax reductions, provided parents with advance payments of child tax credits and slashed dividend and capital gains tax rates. The Federal Reserve Board cut interest rates to historic lows. Government spending increased significantly, and the Treasury engineered a decline in the value of the dollar. All of this fiscal and monetary stimulus had the intended effect: the economy improved sharply, with GDP rising significantly. Corporate profits rose, the stock market experienced a huge rally and the year ended on a high note.

As 2004 unfolded, uncertainties began to cloud the landscape. The situation in Iraq, the anticipation of rising interest rates and concern over a possible economic slowdown in China all played a role in muting market returns. In addition, the Federal Reserve Board went into tightening mode, raising interest rates on June 30 for the first time in nearly four years. As the period came to a close, the high price of oil picked the pockets of both consumers and corporations and acted as a drag on economic growth. Election uncertainty, hurricanes and talk about the economy hitting a "soft spot" also shook investor confidence.

The Next 12 Months

Looking ahead, we are reasonably optimistic about the economy and the markets. While economic growth certainly slowed in 2004, that wasn't entirely unexpected. The previous growth rate - fueled by the combination of tax cuts, higher government spending and interest rate reductions mentioned above - was, in our view, unsustainably high. Now that we've passed the one-year anniversary of the government's stimulus package, we feel that we can expect lower, but still respectable, economic growth. We see GDP expanding in the 3 percent range, steady job creation, relatively tame inflation and continued strength in corporate earnings.

However, we do anticipate some moderation in the growth of the economy due to higher energy prices and the slow tightening of monetary policy. But as long as inflation remains in check, we do not expect the Fed to aggressively raise interest rates. A gradual rise seems much more likely in our opinion.

As for the markets, we think that many of the current uncertainties will be resolved and that investors will once again focus on the positives: strong corporate earnings, ongoing job creation and solid economic growth. History suggests that the stock market generally follows corporate profit trends, which are currently positive. Once the overhangs, such as election uncertainty and rising energy prices, are out of the way, we believe stock prices should follow earnings and show moderate but solid gains.

Keep in mind, however, that uncertainty is a core feature of the financial markets. That's why we believe that adhering to the fundamental principles of investing is the best way to achieve your long-term financial goals. By investing regularly and diversifying your portfolio among different asset classes and investment styles, you can maximize the potential for return and help reduce risk. You'll also be better equipped to handle market volatility.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, can be your key to a sound financial future.

Questions and Comments

In the following pages of this report, your portfolio manager discusses factors that affected your Fund's performance over the past 12 months and offers insights into his outlook for the future. If you have any questions or comments regarding this annual report or your investment in Waddell & Reed Advisors Funds, please contact your financial advisor or call us at 1.888.WADDELL. You can visit us online at www.waddell.com for the most current performance information.

Thank you for your continuing confidence in the Waddell & Reed Advisors Funds.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report as stated on the cover. The President's views are subject to change at any time based on market and other conditions and no forecasts can be guaranteed.

Managers' Discussion of Global Bond Fund

      September 30, 2004

An interview with Daniel J. Vrabac and Mark G. Beischel, CFA, portfolio managers of Waddell & Reed Advisors Global Bond Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2004.

How did the Fund perform during the last fiscal year?

Class A shares of the Fund decreased 1.15 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 4.88 percent for the fiscal year. This compares with the Lehman Brothers U.S. Dollar-Denominated Universal Index (reflecting the performance of securities that generally represent the global bond market), which increased 4.42 percent for the year, and the Lipper Global Income Funds Universe Average (reflecting the universe of funds with similar investment objectives), which increased 5.91 percent for the year. It should be noted that the values for the benchmark index and the Lipper category do not reflect a sales load.

What affected Fund performance, relative to its benchmark index and its Lipper category, during the fiscal year?

In relation to its index, the Fund was adversely affected by the impact of the Fund's sales load. In addition, the fiscal year amounted to a tale of two different halves that led to relative underperformance versus the Lipper Global Income Funds Universe Average. During the first half of the year, global interest rates fell and the U.S. dollar weakened versus the Euro, British pound and Japanese yen. These movements provided a majority of the underperformance over the course of the year, as the Fund has a shorter effective duration than its peers and the Fund's weighting in foreign currency-denominated securities is significantly less than its peers. As per the Fund's prospectus, maximum foreign currency exposure is 35 percent, whereas many of the funds represented in the Lipper Universe have 40 to 70 percent of foreign currency exposure. This weighting difference reflects the long-term strategy of the Fund, which is to invest primarily in U.S. dollar-denominated debt securities of U.S. and foreign issuers, but be able to take advantage of opportunities in non-dollar markets when they appear. It is not the primary objective of the Fund to depend upon changes in currency values for its total return. During the second half of the year, the Fund basically tracked the performance of the Lipper Global Income Funds Universe Average as short-term rates moved higher, longer maturity interest rates were seemingly range-bound, and foreign currencies were relatively flat.

What other market conditions or events influenced the Fund's performance during the fiscal year?

For well over a year now, the U.S. economy has depended for its strength upon the aggressive use of three main policy tools: accommodative monetary policy, expansive fiscal policy and aggressive currency policy. Now, it appears that the effectiveness of these tools may have been played out. During the course of these policy initiatives, global bond markets have witnessed U.S. employment growth and core inflation move from being anemic early in the year, to growing stronger in the middle of the year and, finally, to moderating over the past couple of months. This has led to confusion and volatility in the global bond and currency markets.

The most recent quarter witnessed a slowdown in consumer activity. This "soft patch" was due in part to the increase in energy prices that saw the price of a barrel of oil hit $50. We feel that the record price of oil is acting like a headwind that threatens U.S. and global growth. Even with this slowdown, the Federal Reserve Board continued its tightening bias by raising the federal funds rate to 1.75 percent. The Fed feels that monetary policy continues to remain accommodative, that output growth appears to have regained some traction, that labor market conditions have improved, and that inflation and expectations have eased.

On the international front, the Chinese economy continues to grow at an elevated level, and we continue to see a healthy demand for commodities and basic materials. One concern we have is the inflationary pressures that seem to be building in China, with the official inflation rate now above 5.5 percent. The market is looking for new policies (increasing short term rates, currency revaluation, etc.) in an effort to address these higher rates, as the primary concern is that this inflation will eventually find its way into U.S. and global inflation rates. We continue to believe that commodity-exporting economies such as Brazil, Chile, Russia, Australia, and Canada are the best way to play the China investment thesis.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continue to remain defensive and have structured the portfolio with the thesis that interest rates are gradually heading higher in the U.S. and globally. Inflation is rising in China and other Asian economies, and our fear is that it is only a matter of time before it spills into the global economy as well as the United States. We therefore intend to limit our duration risk and continue to invest in those securities that we feel will be able to maintain their value in a rising interest rate environment. Over the course of the year, we have added floating rate note securities, mortgage-interest-only PAC (planned amortization class) bonds, and invested heavily in short-maturity corporate bonds. We have increased our exposure to non-U.S. dollar securities by emphasizing Asia but maintaining some exposure to Europe. We feel that the Euro may have seen its high versus the dollar and that Asian currencies still have a secular uptrend to them. We intend to continue to seek value through our extensive credit research and through buying those companies that we believe are dominant in their industry and/or country, have a quality balance sheet, and have strong cash flows from operations.

What trends or opportunities do you see in the global bond market going forward?

Our expectation is that the 20-year bull market in interest rates has ended and that we will see interest rates gradually increase from their lows. We believe the recent rally in the domestic bond market seems to be overdone, and prudent investment management suggests that we continue to remain defensive in structuring the portfolio. We still feel confident that investments in non-U.S dollar securities will prove to be beneficial as we feel that the dollar should decline, especially versus Asian currencies.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares(1)(2)	$17,586
Lehman Brothers U.S. Dollar-Denominated Universal Index	$21,105
Lipper Global Income Funds Universe Average	$19,610

W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

			LEHMAN BROTHERS
		W&R ADVISORS	U.S. DOLLAR-	LIPPER
		GLOBAL BOND	DENOMINATED	GLOBAL INCOME
		FUND	UNIVERSAL INDEX	FUNDS UNIVERSE AVG.

SEPT	1994	9,425	10,000	10,000
SEPT	1995	10,485	11,374	11,034
SEPT	1996	11,734	12,026	12,212
SEPT	1997	13,635	13,261	13,303
SEPT	1998	13,802	14,480	13,893
SEPT	1999	14,169	14,565	13,987
SEPT	2000	14,198	15,626	14,108
SEPT	2001	14,781	17,479	15,095
SEPT	2002	14,787	18,863	16,153
SEPT	2003	16,767	20,211	18,516
SEPT	2004	17,586	21,105	19,610

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Comparative performance of Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares following change in strategy

Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares(2) (3)	$11,674
Lehman Brothers U.S. Dollar-Denominated Universal Index(3)	$13,506
Lipper Global Income Funds Universe Average(3)	$13,899

W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES
ANNUAL REPORT INDEX COMPARISONS
YEAR ENDED SEPTEMBER 30, 2004

			LEHMAN BROTHERS
		W&R ADVISORS	U.S. DOLLAR-	LIPPER
		GLOBAL BOND	DENOMINATED	GLOBAL INCOME
		FUND	UNIVERSAL INDEX	FUNDS UNIVERSE AVG.

SEPT	2000	9,425	10,000	10,000
SEPT	2001	9,812	11,186	10,699
SEPT	2002	9,816	12,072	11,449
SEPT	2003	11,130	12,934	13,124
SEPT	2004	11,674	13,506	13,899

(1)Effective as of 9-18-00, the name of the Fund was changed to Waddell & Reed Advisors Global Bond Fund, Inc. and its investment strategies and policies were changed to focus on investments in U.S. dollar denominated debt securities of foreign and U.S. issuers, with less emphasis on investments in junk bonds.

(2)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund's new investment strategy became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 2000.

Average Annual Total Return(4)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-04	-1.15%	-0.22%	3.96%	5.29%
5-year period ended 9-30-04	3.19%	-	-	4.78%
10-year period ended 9-30-04	5.81%	-	-	-
Since inception of Class(5) through 9-30-04	-	3.05%	3.35%	5.71%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders). Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

Illustration of Fund Expenses

GLOBAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2004.

Actual Expenses

The first line for each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAS, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2004	Beginning Account Value 3-31-04	Ending Account Value 9-30-04	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return(1)
Class A
	$1,000	$1,002	1.25%	$6.28
Class B
	1,000	999	2.18	10.93
Class C
	1,000	1,000	2.24	11.22
Class Y
	1,000	1,004	0.87	4.37
Based on 5% Return(2)
Class A
	$1,000	$1,019	1.25%	$6.33
Class B
	1,000	1,014	2.18	11.02
Class C
	1,000	1,014	2.24	11.30
Class Y
	1,000	1,021	0.87	4.41

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2004, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND

Portfolio Highlights

On September 30, 2004, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $261,688,591 invested in a diversified portfolio of:

68.88%	Corporate Debt Securities
10.96%	Other Government Securities
8.91%	Cash and Cash Equivalents and Forward Currency Contracts
5.93%	United States Government Securities
5.32%	Common Stocks

As a shareholder of the Fund, for every $100 you had invested on September 30, 2004, your Fund owned:

Financial Services Bonds	$14.20
Utilities Bonds	$12.44
Other Government Securities	$10.96
Cash and Cash Equivalents and Forward Currency Contracts	$8.91
Consumer Nondurables Bonds	$8.47
Multi-Industry Bonds	$6.65
United States Government Securities	$5.93
Common Stocks	$5.32
Raw Materials Bonds	$5.02
Energy Bonds	$4.75
Capital Goods Bonds	$4.35
Miscellaneous Bonds	$3.69
Transportation Bonds	$3.57
Shelter Bonds	$3.20
Consumer Services Bonds	$2.54

On September 30, 2004, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	9.78%
AA	6.41%
A	17.01%
BBB	34.80%
BB	9.73%
B	4.28%
Non-rated	3.76%
Cash and Cash Equivalents, Equities and Unrealized Gain (Loss) on Open Forward Currency Contracts	14.23%

On September 30, 2004, the breakdown by geographic region was as follows:

United States	$38.58
South America	$17.67
Europe	$11.87
Pacific Basin	$11.61
Cash and Cash Equivalents and Unrealized Gain (Loss) on Open Forward Currency Contracts	$8.91
Mexico	$5.29
Canada	$3.43
Other	$2.64

The Investments of Global Bond Fund

September 30, 2004

COMMON STOCKS	Shares	Value

Coal - 0.49%
Yanzhou Coal Mining Company Limited, Class H (A)*	1,000,000	$1,295,187

Construction Materials - 1.16%
Cemex, S.A. de C.V., ADR	107,660	3,029,552

Forest and Paper Products - 0.61%
Aracruz Celulose S.A., ADR	48,000	1,589,760

Gold and Precious Metals - 0.49%
Open Joint Stock Company "Mining and Metallurgical Company Norilsk Nickel", ADR	20,000	1,270,000

Mining - 2.00%
BHP Billiton Plc (A)	90,000	936,215
Companhia Vale do Rio Doce, ADR	126,000	2,831,220
Inco Limited (A)*	8,500	332,226
Rio Tinto plc (A)	42,100	1,132,159

		5,231,820

Petroleum - International - 0.57%
Exxon Mobil Corporation	31,000	1,498,230

TOTAL COMMON STOCKS - 5.32%		$13,914,549

(Cost: $10,687,490)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 1.13%
FedEx Corporation,
2.65%, 4-1-07	$3,000	2,950,956

Aircraft - 0.40%
Raytheon Company,
5.375%, 4-1-13	1,000	1,039,706

Banks - 5.30%
Banco Latinoamericano de Exportaciones, S.A.,
8.5%, 1-21-05 (B)	200	201,679
Banco Santiago SA,
7.0%, 7-18-07	4,555	4,936,673
Export-Import Bank of Korea (The):
6.5%, 11-15-06	500	532,337
7.1%, 3-15-07	1,000	1,085,226
Central American Bank for Economic Integration,
6.75%, 4-15-13 (B)	1,750	1,950,326
Corporacion Andina de Fomento,
5.2%, 5-21-13	500	509,752
ICICI Bank Limited,
4.75%, 10-22-08	1,500	1,496,124
Norwest Corporation,
6.55%, 12-1-06	2,000	2,153,362
Unibanco - Uniao de Bancos Brasileiros S.A.,
7.375%, 12-15-13 (B)	1,000	1,000,000

		13,865,479

Beverages - 3.18%
Bavaria S.A.,
8.875%, 11-1-10 (B)	500	528,125
Coca-Cola Bottling Co.,
6.85%, 11-1-07	2,000	2,192,720
Companhia Brasileira de Bebidas,
10.5%, 12-15-11	2,000	2,465,000
Innova, S. De R.L. de C.V.,
9.375%, 9-19-13	1,000	1,087,500
Miller Brewing Company,
4.25%, 8-15-08 (B)	2,000	2,033,090

		8,306,435

Broadcasting - 2.16%
British Sky Broadcasting Group plc,
7.3%, 10-15-06	4,000	4,305,248
Univision Communications Inc.,
2.875%, 10-15-06	1,350	1,335,385

		5,640,633

Business Equipment and Services - 1.56%
Allied Waste North America, Inc.,
7.625%, 1-1-06	2,000	2,087,500
Quebecor World Capital Corporation,
4.875%, 11-15-08	2,000	1,996,584

		4,084,084

Capital Equipment - 0.59%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	1,500	1,539,627

Chemicals - Petroleum and Inorganic - 0.54%
Braskem S.A.,
12.5%, 11-5-08 (B)	750	838,125
Monsanto Company,
7.375%, 8-15-12	500	585,419

		1,423,544

Coal - 0.41%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	1,080,000

Construction Materials - 3.34%
Celulosa Arauco y Constitucion S.A.:
6.95%, 9-15-05	3,500	3,631,103
8.625%, 8-15-10	1,000	1,203,502
Hanson Overseas B.V.,
6.75%, 9-15-05	2,800	2,904,504
Interface, Inc.,
7.3%, 4-1-08	1,000	1,005,000

		8,744,109

Containers - 0.39%
Packaging Corporation of America,
4.375%, 8-1-08	1,000	1,012,230

Finance Companies - 5.66%
American Honda Finance Corporation,
2.04%, 9-11-06 (B)	2,000	2,004,296
Arcel Finance Limited,
6.361%, 5-1-12 (B)	1,000	1,009,430
BP Capital Markets p.l.c.,
2.625%, 3-15-07	2,000	1,982,488
CSN Islands VII Corp.,
10.75%, 9-12-08 (B)	2,500	2,787,500
Caterpillar Financial Services Corporation,
3.67%, 10- 4-07	1,000	991,599
Coca-Cola HBC Finance B.V.,
5.125%, 9-17-13	500	512,428
General Motors Acceptance Corporation:
6.75%, 1-15-06	2,000	2,086,182
2.595%, 5-18-06	500	501,134
Rio Tinto Finance (USA) Limited,
2.625%, 9-30-08	2,000	1,921,706
Toyota Motor Credit Corporation,
4.05%, 11-30-04	1,000	1,003,077

		14,799,840

Food and Related - 4.91%
Bunge Limited Finance Corp.:
4.375%, 12-15-08	850	856,083
7.8%, 10-15-12	2,000	2,364,832
5.875%, 5-15-13	1,000	1,053,772
Cadbury Schweppes Finance p.l.c.,
5.0%, 6-26-07	500	517,420
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (B)	500	501,006
GRUMA, S.A. de C.V.,
7.625%, 10-15-07	5,000	5,462,500
General Mills, Inc.,
5.125%, 2-15-07	2,000	2,082,964

		12,838,577

Forest and Paper Products - 3.20%
Abitibi-Consolidated Inc.,
8.3%, 8-1-05	2,250	2,323,125
Bowater Canada Finance Corporation,
7.95%, 11-15-11	500	527,940
International Paper Company:
4.25%, 1-15-09	500	501,720
5.85%, 10-30-12	1,000	1,056,512
Inversiones CMPC S.A.,
4.875%, 6-18-13 (B)	1,000	986,411
S.A. Industrias Votorantim,
7.875%, 1-23-14 (B)	500	492,500
Voto-Votorantim Overseas Trading Operations N.V.,
5.75%, 6-28-05	250	254,500
Weyerhauser Company,
6.75%, 3-15-12	2,000	2,242,770

		8,385,478

Health Care - Drugs - 0.99%
Monsanto Company,
5.75%, 12-1-05	2,500	2,586,377

Leisure Time Industry - 0.38%
Carnival Corporation,
3.75%, 11-15-07	1,000	1,004,727

Mining - 4.20%
Corporacion Nacional del Cobre de Chile,
5.5%, 10-15-13 (B)	1,000	1,041,188
Falconbridge Limited,
7.35%, 11-1-06	2,500	2,696,360
Freeport-McMoRan Copper & Gold Inc.,
10.125%, 2-1-10	3,000	3,393,750
Vale Overseas Limited,
8.625%, 3-8-07	3,500	3,867,500

		10,998,798

Multiple Industry - 6.52%
Bayer Corporation,
6.2%, 2-15-08 (B)	2,100	2,254,077
CRH America, Inc.,
5.3%, 10-15-13	500	514,810
Cargill, Inc.,
5.0%, 11-15-13 (B)	2,000	2,025,454
Hutchison Whampoa Finance Limited,
6.95%, 8-1-07	1,000	1,082,328
Hutchison Whampoa International (03/33) Limited,
6.25%, 1-24-14 (B)	1,000	1,026,187
National Rural Utilities Cooperative Finance
Corporation,
3.0%, 2-15-06	1,250	1,254,554
PepsiAmericas, Inc.,
3.875%, 9-12-07	2,500	2,529,220
Sino-Forest Corporation,
9.125%, 8-17-11 (B)	1,000	1,027,500
Tyco International Group S.A.:
6.375%, 2-15-06	3,000	3,136,287
6.375%, 10-15-11	2,000	2,211,840

		17,062,257

Non-Residential Construction - 0.41%
Vodohospodarska vystavba, statny podnik,
7.25%, 12-19-06	1,000	1,085,000

Petroleum - Domestic - 1.07%
Open Joint Stock Company Tyumen Oil Company,
11.0%, 11-6-07	2,000	2,247,600
Valero Energy Corpoartion,
6.875%, 4-15-12	500	562,982

		2,810,582

Petroleum - International - 3.27%
Devon Energy Corporation,
2.75%, 8-1-06	2,000	1,986,460
OAO Siberian Oil Company, Loan Participation Notes due 2007, issued by, but without recourse to, Salomon Brothers AG for the purpose of financing a loan to OAO Siberian Oil Company,
11.5%, 2-13-07	2,000	2,140,000
Open Joint Stock Company Gazprom,
9.125%, 4-25-07	2,500	2,741,750
Petrobras International Finance Company,
9.875%, 5-9-08	1,000	1,150,000
YPF Sociedad Anonima,
7.75%, 8-27-07	500	536,250

		8,554,460

Railroad - 0.39%
CSX Corporation,
5.5%, 8-1-13	1,000	1,028,056

Retail - Food Stores - 0.74%
Safeway Inc.,
3.8%, 8-15-05	1,920	1,937,172

Security and Commodity Brokers - 3.24%
Hongkong and Shanghai Banking Corporation Limited (The),
5.0%, 8-29- 49	2,500	2,515,345
Morgan Stanley,
5.27%, 5-1-14	1,000	992,660
SLM Corporation:
4.54%, 4-1-14	2,500	2,481,450
4.0%, 7-25-14	2,500	2,494,150

		8,483,605

Steel - 0.28%
Pohang Iron & Steel Co., Ltd.,
7.125%, 11-1-06	670	721,307

Trucking and Shipping - 2.05%
WMX Technologies, Inc.,
7.0%, 10-15-06	5,000	5,361,765

Utilities - Electric - 6.18%
Companhia de Saneamento Basico do Estado de Sao Paulo,
10.0%, 7-28-05	1,000	1,040,000
Dominion Resources, Inc.,
4.125%, 2-15-08	2,000	2,026,558
Empresa Nacional de Electricidad S.A.:
7.75%, 7-15-08	1,000	1,094,930
8.35%, 8-1-13	500	558,128
Florida Power & Light Company,
6.0%, 6-1-08	325	351,013
HQI Transelec Chile S.A.,
7.875%, 4-15-11	2,000	2,324,228
PSI Energy, Inc.,
6.65%, 6-15-06	1,955	2,071,121
Scana Corporation,
2.16125%, 11-15-06	2,500	2,504,635
Southern Company Capital Funding, Inc.,
5.3%, 2-1-07	1,000	1,056,709
TXU Corp.,
6.375%, 6-15-06	3,000	3,153,981

		16,181,303

Utilities - Gas and Pipeline - 0.80%
FirstEnergy Corp.,
5.5%, 11-15-06	2,000	2,081,840

Utilities - Telephone - 5.59%
Compania de Telecomunicaciones de Chile S.A.:
8.375%, 1-1-06	3,350	3,550,564
7.625%, 7-15-06	1,650	1,756,631
Singapore Telecommunications Limited,
5.875%, 9-6-06	750	788,456
Sprint Capital Corporation,
6.125%, 11-15-08	1,000	1,079,378
TELUS Corporation,
7.5%, 6-1-07	1,000	1,096,557
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06	4,000	4,265,552
Open Joint Stock Company Mobile TeleSystems:
10.95%, 12-21-04	500	505,000
9.75%, 1-30-08	500	531,250
Open Joint Stock Company "Vimpel-Communications",
10.0%, 6-16-09 (B)	1,000	1,060,000

		14,633,388

TOTAL CORPORATE DEBT SECURITIES - 68.88%		$180,241,335

(Cost: $174,742,690)

OTHER GOVERNMENT SECURITIES

Brazil - 1.14%
Federative Republic of Brazil (The):
9.625%, 7-15-05	1,250	1,312,500
10.0%, 1-16-07	1,500	1,665,750

		2,978,250

Chile - 1.51%
Republic of Chile:
5.625%, 7-23-07	2,800	2,950,360
2.06188%, 1-28-08	1,000	1,002,500

		3,952,860

France - 1.49%
France Government Bond OAT,
3.24%, 1-25-09 (C)	FRF3,100	3,900,324

Japan - 4.83%
Japanese Government 15 Year Floating Rate Bond,
1.03%, 1-20-18 (C)	JPY1,350,000	12,639,367

Russia - 0.62%
Russian Federation,
8.25%, 3-31-10 (B)	$1,500	1,632,188

South Korea - 0.38%
Korea Development Bank (The),
1.97%, 10-29-06	1,000	996,270

United Kingdom - 0.99%
United Kingdom Treasury,
7.5%, 12-7-06 (C)	GBP 1,355	2,594,123

TOTAL OTHER GOVERNMENT SECURITIES - 10.96%		$28,693,382

(Cost: $28,328,557)

UNITED STATES GOVERNMENT SECURITIES

Agency Obligation - 0.95%
Federal National Mortgage Association,
2.55%, 8-17-06	$2,500	2,490,190

Mortgage-Backed Obligations - 2.34%
Agency REMIC/CMO Interest Only:
5.0%, 3-15-11	14,570	723,229
5.0%, 3-25-16	10,000	1,012,713
5.0%, 2-15-20	2,600	279,734
5.0%, 6-15-22	3,481	275,379
5.0%, 7-15-22	12,022	1,013,650
5.5%, 12-15-22	1,073	130,240
5.0%, 1-15-23	2,334	204,863
5.5%, 8-15-23	12,755	1,186,199
5.5%, 11-15-23	6,225	923,055
5.5%, 11-25-25	3,530	388,027

		6,137,089

Treasury Obligation - 2.64%
United States Treasury Note,
2.625%, 5-15-08 (D)	7,000	6,897,464

TOTAL UNITED STATES GOVERNMENT SECURITIES - 5.93%		$15,524,743

(Cost: $15,650,617)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - (0.16)%	Face Amount in Thousands

Chinese Yuan Reminbi, 3-14-05 (C)	CNY41,601	(113,756)
Chinese Yuan Reminbi, 7-08-05 (C)	20,439	21,707
Euro Dollar, 10-28-04 (C)	EUR12,400	36,512
Japanese Yen, 10-14-04 (C)	JPY1,055,001	(180,992)
Japanese Yen, 10-28-04 (C)	1,644,884	(235,017)
Japanese Yen, 9-06-05 (C)	280,000	(10,225)
Singapore Dollar, 3-14-05 (C)	SGD4,434	41,980
Singapore Dollar, 9-06-05 (C)	5,500	33,279
South Korea Won, 9-26-05(C)	KRW3,750,000	(16,680)

		$(423,192)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Finance Companies - 4.65%
UBS Finance Delaware LLC,
1.88%, 10-1-04	$12,166	$12,166,000

Food and Related - 0.46%
ConAgra Foods, Inc.,
1.9%, 10-1-04	1,206	1,206,000

Publishing - 1.91%
Tribune Co.,
1.8%, 10-27-04	5,000	4,993,500

Retail - General Merchandise - 1.53%
May Department Stores Co.,
1.75%, 10-1-04	4,000	4,000,000

TOTAL SHORT-TERM SECURITIES - 8.55%		$22,365,500

(Cost: $22,365,500)

TOTAL INVESTMENT SECURITIES - 99.48%		$260,316,317

(Cost: $251,774,854)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.52%		1,372,274

NET ASSETS - 100.00%		$261,688,591

Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.
(A)	Listed on an exchange outside the United States.
(B)
Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the total value of these securities amounted to $25,938,709 or 9.91% of net assets.

(C)
Principal amounts are denominated in the indicated foreign currency, where applicable (CNY - Chinese Yuan Reminbi, EUR - Euro, FRF - French Franc, GBP - Great Britain Pound, JPY - Japanese Yen, SGD - Singapore Dollar, KRW - South Korean Won)

(D)	Security serves as collateral for the following open futures contracts at September 30, 2004. (See Note 7 to financial statements):
	Type	Number of Contracts	Expiration Date	Market Value	Cost

	Gilt Futures	27	29-Dec-04	$2,907,090	$2,908,710

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GLOBAL BOND FUND
      September 30, 2004
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $251,775) (Notes 1 and 3)	$260,316
Cash denominated in foreign currencies (cost - $43)	43
Cash	1
Receivables:
Interest	3,451
Investment securities sold	1,792
Fund shares sold	157
Prepaid and other assets	36

Total assets	265,796

LIABILITIES
Payable for investment securities purchased	3,495
Payable to Fund shareholders	433
Accrued shareholder servicing (Note 2)	80
Accrued service fee (Note 2)	50
Accrued accounting and administrative services fees (Note 2)	8
Accrued management fee (Note 2)	4
Accrued distribution fee (Note 2)	2
Variation margin payable	1
Other	34

Total liabilities	4,107

Total net assets	$261,689

NET ASSETS
$1.00 par value capital stock:
Capital stock	$73,079
Additional paid-in capital	253,197
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,289
Accumulated undistributed net realized loss on investment transactions	(74,421)
Net unrealized appreciation in value of investments	8,545

Net assets applicable to outstanding units of capital	$261,689

Net asset value per share (net assets divided by shares outstanding):
Class A	$3.58
Class B	$3.58
Class C	$3.58
Class Y	$3.58
Capital shares outstanding:
Class A	65,830
Class B	2,261
Class C	1,112
Class Y	3,876
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      GLOBAL BOND FUND
      For the Fiscal Year Ended September 30, 2004
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$11,861
Dividends	306

Total income	12,167

Expenses (Note 2):
Investment management fee	1,586
Shareholder servicing:
Class A	643
Class B	38
Class C	16
Class Y	18
Service fee:
Class A	565
Class B	16
Class C	8
Accounting and administrative services fees	93
Distribution fee:
Class A	15
Class B	49
Class C	24
Custodian fees	26
Audit fees	24
Legal fees	12
Other	143

Total expenses	3,276

Net investment income	8,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	2,198
Realized net loss on forward currency contracts	(469)
Realized net gain on futures contracts	130
Realized net loss of purchased options	(393)
Realized net gain on foreign currency transactions	2,248

Realized net gain on investments	3,714

Unrealized depreciation in value of securities during the period	(486)
Unrealized appreciation in value of forward currency contracts during the period	117

Unrealized depreciation in value of investments during the period	(369)

Net gain on investments	3,345

Net increase in net assets resulting from operations	$12,236

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,

	2004	2003

INCREASE IN NET ASSETS
Operations:
Net investment income	$8,891	$11,564
Realized net gain (loss) on investments	3,714	(297)
Unrealized appreciation (depreciation)	(369)	18,993

Net increase in net assets resulting from operations	12,236	30,260

Dividends to shareholders from net investment income (Note 1D):(1)
Class A	(9,043)	(11,428)
Class B	(187)	(162)
Class C	(98)	(51)
Class Y	(522)	(456)

	(9,850)	(12,097)

Capital share transactions (Note 5)	10,547	(11,376)

Total increase	12,933	6,787
NET ASSETS
Beginning of period	248,756	241,969

End of period	$261,689	$248,756

Undistributed net investment income	$1,289	$-

(1)See "Financial Highlights" on pages 26 - 29.

See Notes to Financial Statements.

Financial Highlights
       GLOBAL BOND FUND(1)
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2004	2003	2002	2001	2000(1)

Net asset value, beginning of period	$3.55	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.13	0.17	0.20	0.21	0.33
Net realized and unrealized gain (loss) on investments	0.04	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.17	0.43	0.00	0.14	0.01

Less dividends declared from net investment income	(0.14)	(0.17)	(0.20)	(0.21)	(0.33)

Net asset value, end of period	$3.58	$3.55	$3.29	$3.49	$3.56

Total return(2)	4.88%	13.39%	0.04%	4.11%	0.21%
Net assets, end of period (in millions)	$236	$231	$230	$251	$297
Ratio of expenses to average net assets	1.27%	1.24%	1.22%	1.19%	1.16%
Ratio of net investment income to average net assets	3.53%	4.98%	5.91%	6.02%	8.79%
Portfolio turnover rate	76%	113%	76%	71%	54%

(1)Global Bond Fund (formerly High Income Fund II) changed its name and its strategy effective September 18, 2000.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND(1)
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-6-99(2) to
	2004	2003	2002	2001	9-30-00(1)

Net asset value, beginning of period	$3.55	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.09	0.14	0.17	0.18	0.29
Net realized and unrealized gain (loss) on investments	0.04	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.13	0.40	(0.03)	0.11	(0.03)

Less dividends declared from net investment income	(0.10)	(0.14)	(0.17)	(0.18)	(0.29)

Net asset value, end of period	$3.58	$3.55	$3.29	$3.49	$3.56

Total return	3.78%	12.26%	-0.93%	3.13%	-0.87%
Net assets, end of period (in millions)	$8	$5	$3	$3	$2
Ratio of expenses to average net assets	2.34%	2.24%	2.20%	2.13%	2.06	%(3)
Ratio of net investment income to average net assets	2.47%	3.90%	4.93%	5.05%	7.87	%(3)
Portfolio turnover rate	76%	113%	76%	71%	54	%(4)

(1)Global Bond Fund (formerly High Income Fund II) changed its name and its strategy effective September 18, 2000.
(2)Commencement of operations of the class.
(3)Annualized.
(4) For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND(1)
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,				For the period from 10-6-99(2) to
	2004	2003	2002	2001	9-30-00(1)

Net asset value, beginning of period	$3.55	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.10	0.14	0.17	0.17	0.29
Net realized and unrealized gain (loss) on investments	0.04	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.14	0.40	(0.03)	0.10	(0.03)

Less dividends declared from net investment income	(0.11)	(0.14)	(0.17)	(0.17)	(0.29)

Net asset value, end of period	$3.58	$3.55	$3.29	$3.49	$3.56

Total return	3.96%	12.24%	-0.94%	2.97%	-0.95%
Net assets, end of period (in thousands)	$3,980	$2,245	$1,052	$538	$242
Ratio of expenses to average net assets	2.22%	2.27%	2.20%	2.31%	2.14	%(3)
Ratio of net investment income to average net assets	2.59%	3.76%	4.92%	4.83%	7.78	%(3)
Portfolio turnover rate	76%	113%	76%	71%	54	%(4)

(1)Global Bond Fund (formerly High Income Fund II) changed its name and its strategy effective September 18, 2000.
(2)Commencement of operations of the class.
(3)Annualized.
(4) For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND(1)
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,

	2004	2003	2002	2001	2000(1)

Net asset value, beginning of period	$3.55	$3.29	$3.49	$3.56	$3.88

Income (loss) from investment operations:
Net investment income	0.14	0.18	0.22	0.22	0.34
Net realized and unrealized gain (loss) on investments	0.04	0.26	(0.20)	(0.07)	(0.32)

Total from investment operations	0.18	0.44	0.02	0.15	0.02

Less dividends declared from net investment income	(0.15)	(0.18)	(0.22)	(0.22)	(0.34)

Net asset value, end of period	$3.58	$3.55	$3.29	$3.49	$3.56

Total return	5.29%	13.80%	0.40%	4.46%	0.53%
Net assets, end of period (in millions)	$14	$11	$7	$2	$3
Ratio of expenses to average net assets	0.89%	0.87%	0.86%	0.85%	0.84%
Ratio of net investment income to average net assets	3.92%	5.28%	6.25%	6.34%	9.12%
Portfolio turnover rate	76%	113%	76%	71%	54%

(1)Global Bond Fund (formerly High Income Fund II) changed its name and its strategy effective September 18, 2000.

See Notes to Financial Statements.

Notes to Financial Statements

      September 30, 2004

Note 1 - Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.

C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2004, $6,181,320 was reclassified between accumulated undistributed net realized loss on investment transactions and additional paid-in capital. Net investment income, accumulated undistributed net investment income and net assets were not affected by this change.

E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

F. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Fund uses forward contracts to attempt to reduce the overall risk of its investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee
Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $501,918. During the period ended September 30, 2004, W&R received $21,501 and $2,475 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $333,484 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $15,396, which are included in other expenses.

As of November 2003, the Fund paid Frederick Vogel III special compensation of $101 for his service as lead independent director.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

Note 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $157,086,185, while proceeds from maturities and sales aggregated $151,457,780. Purchases of short-term securities and U.S. government obligations aggregated $1,169,868,263 and $28,701,428, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $1,150,913,413 and $39,491,219, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2004 was $251,351,662, resulting in net unrealized appreciation of $8,964,655, of which $9,485,482 related to appreciated securities and $520,827 related to depreciated securities.

Note 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2004 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$11,142,342
Distributed ordinary income	9,899,024
Undistributed ordinary income	1,243,318

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2007	$1,199,358
September 30, 2008	21,577,429
September 30, 2009	39,713,139
September 30, 2010	10,992,010
September 30, 2011	1,273,649

Total carryover	$74,755,585

Note 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2004	2003

Shares issued from sale of shares:
Class A	14,612	9,394
Class B	1,288	732
Class C	822	533
Class Y	809	817
Shares issued from reinvestment of dividends:
Class A	2,391	3,060
Class B	52	45
Class C	27	14
Class Y	147	132
Shares redeemed:
Class A	(16,282)	(17,433)
Class B	(511)	(383)
Class C	(370)	(234)
Class Y	(55)	(109)

Increase (decrease) in outstanding capital shares	2,930	(3,432)

Value issued from sale of shares:
Class A	$52,215	$32,398
Class B	4,606	2,544
Class C	2,933	1,867
Class Y	2,883	2,820
Value issued from reinvestment of dividends:
Class A	8,512	10,518
Class B	184	155
Class C	97	48
Class Y	522	455
Value redeemed:
Class A	(58,070)	(59,675)
Class B	(1,824)	(1,326)
Class C	(1,317)	(802)
Class Y	(194)	(378)

Increase (decrease) in outstanding capital	$10,547	$(11,376)

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

Note 7 - Futures

The Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments ("variation margins") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contracts, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2004, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2004, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2004

Income Tax Information

      September 30, 2004

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Class A
10-27-03	$0.01011720	$0.00012463	$0.00999257	$-	$0.00000000	$0.01011720	$-
11-26-03	0.01116251	0.00013751	0.01102500	-	0.00000000	0.01116251	-
12-31-03	0.01147568	0.00014137	0.01133431	-	0.00000000	0.01147568	-
1-27-04	0.00828307	0.00023254	0.00805053	-	0.00008270	0.00820037	-
2-27-04	0.01102880	0.00030962	0.01071918	-	0.00011012	0.01091868	-
3-10-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
4-14-04	0.0140	0.0004	0.0136	-	0.0001	0.0139	-
5-12-04	0.0140	0.0004	0.0136	-	0.0001	0.0139	-
6-16-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
7-14-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
8-11-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
9-15-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-

Total	$0.14006726	$0.00324567	$0.13682159	$-	$0.00089282	$0.13917444	$-

Class B
10-27-03	$0.00733102	$0.00009031	$0.00724071	$-	$0.00000000	$0.00733102	$-
11-26-03	0.00818363	0.00010081	0.00808282	-	0.00000000	0.00818363	-
12-31-03	0.00807355	0.00009946	0.00797409	-	0.00000000	0.00807355	-
1-27-04	0.00573232	0.00016093	0.00557139	-	0.00005723	0.00567509	-
2-27-04	0.00780384	0.00021908	0.00758476	-	0.00007792	0.00772592	-
3-10-04	0.0110	0.0003	0.0107	-	0.0001	0.0109	-
4-14-04	0.0070	0.0002	0.0068	-	0.0001	0.0069	-
5-12-04	0.0110	0.0003	0.0107	-	0.0001	0.0109	-
6-16-04	0.0090	0.0003	0.0087	-	0.0001	0.0089	-
7-14-04	0.0090	0.0003	0.0087	-	0.0001	0.0089	-
8-11-04	0.0100	0.0003	0.0097	-	0.0001	0.0099	-
9-15-04	0.0080	0.0002	0.0078	-	0.0001	0.0079	-

Total	$0.10212436	$0.00257059	$0.09955377	$-	$0.00083515	$0.10128921	$-

		Per-Share Amounts Reportable As:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Class C
10-27-03	$0.00744839	$0.00009176	$0.00735663	$-	$0.00000000	$0.00744839	$-
11-26-03	0.00846803	0.00010432	0.00836371	-	0.00000000	0.00846803	-
12-31-03	0.00839842	0.00010346	0.00829496	-	0.00000000	0.00839842	-
1-27-04	0.00598376	0.00016799	0.00581577	-	0.00005974	0.00592402	-
2-27-04	0.00813180	0.00022829	0.00790351	-	0.00008119	0.00805061	-
3-10-04	0.0110	0.0003	0.0107	-	0.0001	0.0109	-
4-14-04	0.0110	0.0003	0.0107	-	0.0001	0.0109	-
5-12-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
6-16-04	0.0080	0.0002	0.0078	-	0.0001	0.0079	-
7-14-04	0.0100	0.0003	0.0097	-	0.0001	0.0099	-
8-11-04	0.0090	0.0003	0.0087	-	0.0001	0.0089	-
9-15-04	0.0090	0.0003	0.0087	-	0.0001	0.0089	-

Total	$0.10843040	$0.00269582	$0.10573458	$-	$0.00084093	$0.10758947	$-

Class Y
10-27-03	$0.01117854	$0.00013771	$0.01104083	$-	$0.00000000	$0.01117854	$-
11-26-03	0.01229720	0.00015149	0.01214571	-	0.00000000	0.01229720	-
12-31-03	0.01277148	0.00015733	0.01261415	-	0.00000000	0.01277148	-
1-27-04	0.00923960	0.00025939	0.00898021	-	0.00009225	0.00914735	-
2-27-04	0.01221676	0.00034297	0.01187379	-	0.00012198	0.01209478	-
3-10-04	0.0120	0.0003	0.0117	-	0.0001	0.0119	-
4-14-04	0.0160	0.0004	0.0156	-	0.0002	0.0158	-
5-12-04	0.0150	0.0004	0.0146	-	0.0001	0.0149	-
6-16-04	0.0130	0.0004	0.0126	-	0.0001	0.0129	-
7-14-04	0.0130	0.0004	0.0126	-	0.0001	0.0129	-
8-11-04	0.0130	0.0004	0.0126	-	0.0001	0.0129	-
9-15-04	0.0140	0.0004	0.0136	-	0.0001	0.0139	-

Total	$0.15370358	$0.00374889	$0.14995469	$-	$0.00101423	$0.15268935	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed
Advisors Global Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the "Advisors Fund Complex"), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also serve as directors or trustees of each of the portfolios in the Ivy Family of Funds. The Ivy Family of Funds consists of the portfolios in Ivy Funds and Ivy Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex.

Three of the four "interested" directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

DISINTERESTED DIRECTORS

James M. Concannon (56)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (65)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (71)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1998
Principal Occupation During Past 5 Years: President, William and Flora Hewlett Foundation (1993 to 1999)
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: None

Joseph Harroz, Jr. (37)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (84)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (80)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 70
Director since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003); Chancellor, University of Missouri at Kansas City (1991 to 1999)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

INTERESTED DIRECTORS

Robert L. Hechler (67)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director: None

Henry J. Herrmann (61)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President
Number of portfolios overseen by Director: 70
Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present); President, Chairman, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Ivy Investment Company (WRIICO), an affiliate of WDR (2002 to present); President of each of the Funds in the Fund Complex (2001 to present); Director of each of the Funds in the Fund Complex (1998 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present); Chairman and Director of Ivy Services, Inc.; Treasurer of WDR (1998 to 1999)
Other Directorships held by Director: Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director of W&R; Director of WRIMCO; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frank J. Ross, Jr. (51)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 42
Director since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton & Welte, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Keith A. Tucker (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Number of portfolios overseen by Director: 70
Director since: 1995; Chairman of the Board of Directors since: 1998
Principal Occupation(s) During Past 5 Years: Chairman, Director and Chief Executive Officer of WDR (1998 to present); Chairman and Director of W&R, WRIMCO and WRSCO (1993 to present); Chairman of the Board of Directors of each of the Funds in the Fund Complex (1998 to present); Director of each of the Funds in the Fund Complex (1993 to present); Principal Financial Officer of WDR (1998 to 1999)
Other Directorships held by Director: Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

OFFICERS

Theodore W. Howard (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 28 years; Vice President, 17 years; Principal Financial Officer, 2 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (38)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel
Length of Time Served: 4 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Senior Vice President, General Counsel and Assistant Secretary of Ivy Services, Inc. (2002 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Additional Information about Directors

Waddell & Reed Advisors Global Bond Fund, Inc. Statement of Additional Information ("SAI") includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL and is also available on the Fund's website at
http://www.waddell.com.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Global Bond Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available on Form N-PX through the Fund's website at http://www.waddell.com and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule Information

Beginning with the quarter ending December 31, 2004, a complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the SEC on the Fund 's Form N-Q. Form N-Q may be obtained in the following ways:

* On the SEC's website at http://www.sec.gov.

* For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by callling 1.800.SEC.0330.

* On the Fund's website at http://www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. We will not withhold taxes unless you make a written election to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

Waddell & Reed Advisors Funds
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

NUR1015A (9-04)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2004, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2003	$19,900
	2004	21,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2003	$1,280
	2004	1,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2003	$1,730
	2004	1,800

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2003	$123
	2004	411

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,133 and $3,711 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $115,525 and $175,447 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant has no such procedures.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Global Bond Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date December 9, 2004

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date December 9, 2004